DELAWARE POOLED TRUST
Macquarie Global Listed Real Assets Fund (formerly, Delaware Global Listed Real Assets Fund)

IVY FUNDS
Macquarie Climate Solutions Fund (formerly, Delaware Climate Solutions Fund)
Macquarie Natural Resources Fund (formerly, Delaware Natural Resources Fund)

IVY VARIABLE INSURANCE PORTFOLIOS
Macquarie VIP Energy Series
Macquarie VIP Natural Resources Series

(each, a “Fund”)

Supplement to the current Summary Prospectus, Statutory Prospectus, and Statement of Additional Information (“SAI”) for each Fund, as may be amended

1.	Notice of Joint Special Shareholder Meeting Results

At the joint special shareholder meeting held on September 10, 2025, shareholders of Macquarie Global Listed Real Assets Fund, Macquarie VIP Energy Series, and Macquarie VIP Natural Resources Series (each, a “Passing Fund” and collectively, the “Passing Funds”) approved the proposal to approve a new investment advisory agreement for each Passing Fund. The joint special shareholder meeting for Macquarie Climate Solutions Fund and Macquarie Natural Resources Fund has been adjourned to September 30, 2025.

As noted in the supplements dated June 12, 2025 and April 21, 2025, Macquarie Group Limited, the parent company of Delaware Management Company (“DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”), together with certain of its affiliates, and Nomura Holding America Inc. (“Nomura”), announced that they had entered into an agreement for Nomura to acquire Macquarie Asset Management’s US and European public investments business.  The closing of this transaction is anticipated to close on or about November 1, 2025, subject to legal and regulatory approvals, client consents, and customary closing conditions. Upon the closing of the transaction, for each Fund, the following changes are anticipated to take effect in each Fund’s Summary Prospectus, Statutory Prospectus, and SAI:

•	Name changes noted in the supplement dated June 12, 2025.
•	All references to MIMBT are changed to Nomura Investment Management Business Trust.
•	The changes set forth below with respect to certain sub-advisory relationships that are with currently affiliated sub-advisors:

Fund	Remove MIMAK as sub-advisor	Remove MIMEL as sub-advisor	Remove MIMGL as sub-advisor	MIMGL is an unaffiliated sub-advisor
Macquarie Global Listed Real Assets Fund	X	X		X
Macquarie Climate Solutions Fund Macquarie Natural Resources Fund Macquarie VIP Energy Series Macquarie VIP Natural Resources Series			X

Table legend:
MIMAK is Macquarie Investment Management Austria Kapitalanlage AG.
MIMEL is Macquarie Investment Management Europe Limited.
MIMGL is Macquarie Investment Management Global Limited.

•
The following is added under the “Who manages the Fund?” section following the portfolio manager table of each Fund’s Summary Prospectus and Statutory Prospectus and under the “Management of the Funds – Investment Manager and Other Service Providers – Investment Manager” section of the SAI:

Employees of DMC’s affiliates outside the US participate in the management of certain Funds as “associated persons” of DMC under DMC’s oversight, in accordance with SEC guidance as to  “participating affiliate” arrangements. These associated persons may, on behalf of DMC, provide discretionary investment management services, trading, research and related services directly or indirectly to the Funds.

2.
Sub-Advisor Appointment for Macquarie Global Listed Real Assets Fund, Macquarie Climate Solutions Fund, Macquarie Natural Resources Fund, Macquarie VIP Energy Series, and Macquarie VIP Natural Resources Series

On or about October 1, 2025 (“Effective Date”), Van Eck Associates Corporation (“VanEck” or the “Sub-Advisor”), located at 666 Third Avenue, New York, NY, 10017, will become a sub-advisor to each Fund and the changes described below will become effective. On the Effective Date, VanEck is added as a Sub-Advisor to all applicable sections of each Fund’s Summary Prospectus, Statutory Prospectus, and SAI.

For Macquarie Climate Solutions Fund only:

Under the “Fund Summary – What are the Fund’s principal investment strategies?” section of the Fund’s Prospectus, except for the last paragraph, all references to the Fund’s “Manager” are hereby replaced with “Management Team,” which is defined at the first instance of use as the Manager and VanEck together. References to MIMGL are removed at the closing of the Nomura transaction.

Under the “Fund Summary – Who manages the Fund?” section of the Prospectus, the current information is replaced in its entirety with the following:

Who manages the Fund?

Investment manager
Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio Managers	Title with Delaware Management Company	Start date on the Fund
Barry Gladstein, CFA, CPA	Managing Director, Head of Sustainable Investing – Equities & Multi-Asset/Credit	July 2022
Barry Klein, CFA	Senior Vice President, Senior Equity Analyst, Portfolio Manager	July 2022

Sub-advisors
Macquarie Investment Management Global Limited

Van Eck Associates Corporation

Portfolio Managers	Title with Van Eck Associates Corporation	Start date on the Fund
Sam Halpert	Portfolio Manager	October 2025
Geoffrey King, CFA	Portfolio Manager	October 2025

Under the “How we manage the Funds – Our principal investment strategies” section of the Fund’s Prospectus, the current information is replaced in its entirety with the following:

The Fund seeks to achieve its objective by investing in securities of US and non-US issuers, including non-dollar securities and securities of emerging market issuers. The Fund focuses its investments on equity securities and equity-related investments and may invest in common and preferred stocks, convertible securities and warrants of companies of any market capitalization. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of companies that the Manager has identified as being capable of reducing, displacing and/or sequestering greenhouse gas (GHG) emissions or helping others to do so. In constructing the Fund’s portfolio, the Manager and Van Eck Associates Corporation (the “Sub-Advisor”, together the “Management Team”), will also emphasize the selection of securities issued by companies that the Management Team believes offer superior financial risk-adjusted returns.

The Fund is nondiversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers. In addition, the Fund has a policy to concentrate (invest at least 25% of its net assets under normal circumstances) in companies within the energy industry. Companies in the energy industry include, but are not limited to, oil companies, oil and gas drilling, equipment and services companies, oil and gas exploration and production companies, oil and gas storage and transportation companies, natural gas pipeline companies, refinery companies, energy conservation companies, coal, transporters, utilities, alternative energy companies and innovative energy technology companies. Notwithstanding the foregoing, the Fund may also invest its assets across different sectors outside of the energy industry.
The Management Team’s investment process for the Fund begins with idea generation, focusing on the identification of companies capable of reducing, displacing, and/or sequestering GHG emissions or helping others to do so. The Management Team’s investment process is designed to identify both “reducers” and “facilitators” for inclusion in the Fund’s portfolio. Companies identified as “reducers”, i.e., those reducing, displacing, and/or sequestering their own GHG emissions, are willing and able to make reductions in their absolute GHG emissions. Within these “reducer” companies, the Management Team gives preference to companies that are able to demonstrate a commitment to help remain on a transition pathway towards the goals of the United Nations Climate Change Paris Agreement of 2015 (“Paris Agreement”) by 2050. Companies identified by the Management Team as “facilitators”, i.e., those helping others reduce emissions, offer products and/or services that help reduce GHG emissions primarily through displacement and/or sequestration.

Progress towards the impact component of the Fund’s investment objective will be measured annually and a discussion of the progress will be included in its annual shareholder report. Those discussions will address the GHG emissions reduction efforts of the companies that the Fund considers “reducers” and also will address the progress of the companies the Fund considers “facilitators” toward implementing and commercializing products and services that are meant to contribute to the reduction of carbon emissions. Achievement of the impact component of the Fund’s investment objective is dependent upon companies’ ability to deliver on their stated emissions reduction goals through either their own actions and/or the products and services offered to others. Lack of capital, technological failure, changes in management goals, and regulatory restrictions are among the factors that may hinder the attainment of the impact objectives. The ability of the Fund to measure a company’s progress as a reducer or facilitator is, to a significant extent, contingent on the information disclosed by the company.

Data on emissions is sourced from company web sites, corporate sustainability reports, and third-party sources such as non-governmental organizations, sell-side research, and, on a limited basis. ESG data providers. For “reducers,” the Management Team will source the most recent reported Scope 1 and Scope 2 emissions. To estimate a company’s emission reduction by 2030, the Management Team will subtract current emissions from estimated emissions by 2030. Estimated emissions are sourced from company-disclosed targets and/or estimates from the Transition Pathway Initiative, which is a global, asset-owner led initiative that assesses companies' preparedness for the transition to a low carbon economy. Some company-level emission estimates will be calculated by applying forecasted changes in carbon intensity on a percentage basis and applying that change to a base level of emissions. For “facilitators,” measurement is based on annual estimated GHG emissions saved in comparison to existing higher GHG-emitting alternatives. Because company GHG emissions data are not standardized (and are further subject to estimation error when not company-reported), the data sets the Management Team must rely on may imperfectly represent companies’ true GHG emissions. Additionally, the company emissions targets that the Management Team sets are based on model assumptions and estimations that carry the inherent risk associated with any modeling or estimating process.

From this universe of companies identified pursuant to the process described above, companies with perceived superior risk-adjusted returns are selected. This selection process includes cash flow, earnings and net asset value analysis combined with a strong financial profile and balance sheet. The Management Team will also review a company’s corporate governance, shareholder alignment and capital allocation.

The Manager may permit its affiliate, Macquarie Investment Management Global Limited (MIMGL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL. In addition, the Manager may consult with the Sub-Advisor on the securities the Sub-Advisors wishes to purchase and sell for the Fund to seek to ensure they meet the Fund’s societal objectives in reducing, displacing and/or sequestering GHG emissions or helping others to do so.

The Fund's investment objective is nonfundamental. This means that the Fund's Board of Trustees (Board) may change the objective without obtaining shareholder approval. If the objective were changed, the Fund would notify shareholders at least 60 days before the change became effective.

For Macquarie Natural Resources Fund, Macquarie VIP Energy Series, and Macquarie VIP Natural Resources Series only:

Under the “[Fund] [Series] Summary – What are the [Fund’s] [Series’]  principal investment strategies?” section of each Fund’s Prospectus, except for the last paragraph, all references to the Fund’s “Manager” are hereby replaced with “Sub-Advisor”. References to MIMGL are removed at the closing of the Nomura transaction.

The following will replace in its entirety the portfolio manager table in the section of the Fund’s Prospectus entitled “[Fund] [Series] Summary – Who manages the [Fund] [Series]?”:

Who manages the Fund?

Investment manager
Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisors
Macquarie Investment Management Global Limited

Van Eck Associates Corporation

Portfolio managers	Title with Van Eck Associates Corporation	Start date on the [Fund] [Series]
Sam Halpert	Portfolio Manager	October 2025
Geoffrey King, CFA	Portfolio Manager	October 2025

For Macquarie VIP Energy Series only:

Under the “How we manage the Series – Our principal investment strategies” section, the current information is replaced with the following and references to MIMGL are removed at the closing of the Nomura transaction:

The Series seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in securities of companies within the energy sector, which includes all aspects of the energy industry, such as exploration, discovery, production, distribution or infrastructure of energy and/or alternative energy sources (80% policy). These companies may include, but are not limited to, oil companies; oil and gas drilling, equipment, and services companies; oil and gas exploration and production companies; oil and gas storage and transportation companies; natural gas pipeline companies; refinery companies; energy conservation companies; coal companies; transporters; utilities; alternative energy companies; and innovative energy technology companies. The Series also may invest in companies that are not within the energy sector but that are engaged in the development of products and services to enhance energy efficiency in the manufacturing, development, and/or providing of products and services.

The Series is nondiversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

After conducting a top-down (assessing the market environment) market analysis of the energy industry and geopolitical issues and then identifying trends and sectors, Van Eck Associates Corporation (the “Sub-Advisor”) uses a research-oriented, bottom-up (researching individual issuers) investment approach when selecting securities for the Series, focusing on company fundamentals and growth prospects. The Sub-Advisor searches for what it believes are well-managed companies with strong balance sheets; low cost structure; capital discipline; business model; barriers to entry, competitive advantage; high incremental returns and margins; profitable growth; and strong assets and management. The Series invests in a blend of value and growth companies across the capitalization spectrum, which may include companies that are offered in IPOs, and emphasizes companies that the Sub-Advisor believes are strongly managed and can generate above average capital growth and appreciation. The Series typically holds a limited number of stocks (generally 35 to 50). There is no guarantee, however, that the Series will achieve its objective.

While the Sub-Advisor typically seeks to invest a majority of the Series’ assets in US securities, the Series may invest up to 100% of its total assets in foreign securities. An investment in foreign securities presents additional risks such as currency fluctuations and political or economic conditions affecting the foreign country. Many of the companies in which the Series may invest have diverse operations, with products or services in foreign markets. Therefore, the Series may have indirect exposure to various foreign markets through investments in these companies, potentially including companies domiciled or traded or doing business in emerging markets, even if the Series is not invested directly in such markets.

Primarily investing in the energy sector can be riskier than other types of investment activities because of a range of factors, including price fluctuation caused by real or perceived inflationary trends and political developments, and the cost assumed by energy companies in complying with environmental and safety regulations.

The Series also is subject to the risk that the earnings, dividends and securities prices of energy companies will be greatly affected by changes in the prices and supplies of oil and other energy fuels. Prices and supplies of energy may fluctuate significantly over any time period due to many factors, including:

• international political developments
• production and distribution policies of the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries
• relationships among OPEC members and other oil-producing countries and between those countries and oil-importing nations
• energy conservation
• the regulatory environment
• tax policies
• the economic growth and political stability of the key energy-consuming countries

The Series may use a range of other investment techniques, including investing in MLPs. An MLP is an entity that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The MLPs in which the Series may invest are primarily engaged in investing in oil and gas-related businesses, including energy processing and distribution. The Series’ investments in MLPs will be limited by tax considerations.

The Series may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Series receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The Series may use forward currency contracts in an effort to manage foreign currency exposure.
When the Sub-Advisor believes that a temporary defensive position is desirable, the Series may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the Series may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Sub-Advisor believes are of comparable high quality. Subject to the Series’ investment policies and restrictions, the Series may utilize derivatives instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the Series may not achieve its investment objective.

The Manager may permit its affiliate, MIMGL, to execute Series security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The 80% policy is non-fundamental and may be changed without shareholder approval, but the Series will provide shareholders with at least 60 days' notice before changing this 80% policy.

For Natural Resources Fund and Macquarie VIP Natural Resources Series only:

Under the “How we manage the [Fund] [Series]  – Our principal investment strategies” section of each Fund’s Prospectus, the current information is replaced with the following and references to MIMGL are removed at the closing of the Nomura transaction:

The [Fund] [Series] seeks to achieve its objective to provide capital growth and appreciation by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with operations throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies (80% policy). There is no guarantee, however, that the [Fund] [Series] will achieve its objective.

Van Eck Associates Corporation (the “Sub-Advisor”) attempts to manage risk through diversifying the [Fund’s] [Series’] holdings by commodity, country, issuer, and market capitalization of companies; however, such diversification may not necessarily reduce [Fund] [Series] volatility.

After conducting a top-down (assessing the market environment) market analysis of the natural resources industry and identifying trends and sectors, the Sub-Advisor uses a research-oriented, bottom-up (researching individual issuers) investment approach when selecting securities for the [Fund] [Series], focusing on company fundamentals and growth prospects. The Sub-Advisor searches for what it believes are well-managed companies with strong balance sheets; low cost structure; capital discipline; business model; barriers to entry; competitive advantage; high incremental returns and margins; profitable growth; strong management; and the technological capability and expertise to grow independently of commodity prices. The [Fund] [Series] invests in a blend of value and growth companies across the capitalization spectrum, which may include companies that are offered in IPOs, and emphasizes companies that the Sub-Advisor believes are strongly managed and can generate above-average capital growth and appreciation. In addition, the Sub-Advisor focuses on companies that it believes are high quality, have the potential for sustainable long-term growth and that are low-cost leaders that possess historically strong-producing assets. From a macro perspective, the Sub-Advisor monitors demand expectations for various commodities and utilizes this information to adjust the level of sector exposure and individual security holdings in the [Fund] [Series]. The [Fund] [Series] also may invest in companies that are not within the energy sector but that are engaged in the development of products and services to enhance energy efficiency in the manufacturing, development, and/or providing of products and services.

The [Fund] [Series] seeks to be diversified Internationally, and therefore, the Sub-Advisor invests in foreign companies and US companies that have principal operations in foreign jurisdictions. While the Sub-Advisor typically seeks to invest a majority of the [Fund’s] [Series’] assets in the US, the [Fund] [Series] may invest up to 100% of its total assets in foreign securities. Exposure to companies in any one particular foreign country will generally be less than 15% of the [Fund’s] [Series’] total assets or two times the weight of the S&P Global Natural Resources Index, whichever is greater. The [Fund] [Series] also may have exposure to companies located in, and/or doing business in, emerging markets.

Many of the companies in which the [Fund] [Series] may invest have diverse operations, with products or services in foreign markets. Therefore, the [Fund] [Series] may have indirect exposure to various foreign markets through investments in these companies, even if the [Fund] [Series] is not invested directly in such markets. The [Fund] [Series] typically holds a limited number of stocks (generally 30 to 60). Under normal circumstances, the Sub-Advisor anticipates that a significant portion of the [Fund’s] [Series’] holdings will consist of issuers in the energy and materials sectors.

The [Fund] [Series] may use a variety of derivatives Instruments for various purposes. The [Fund] [Series] may use forward currency contracts in an effort to manage foreign currency exposure. In seeking to manage the [Fund’s] [Series’] exposure to precious metals, the [Fund] [Series] may use futures contracts, both long and short positions, as well as options, both written and purchased, on precious metals.

The [Fund] [Series] may use a range of other investment techniques, including investing in publicly traded partnerships (often referred to as MLPs). An MLP is an entity that combines the tax benefits of a partnership with the liquidity of publicly traded securities. The MLPs in which the [Fund] [Series] may invest are primarily engaged in investing in oil and gas-related businesses, including energy processing and distribution. The [Fund’s] [Series’] investments in MLPs will be limited by tax considerations.

The [Fund] [Series] may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the [Fund] [Series] receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

When the Sub-Advisor believes that a temporary defensive position is desirable, the [Fund] [Series] may invest up to all of its assets in cash or cash equivalents. The “cash equivalents” in which the [Fund] [Series] may invest include, but are not limited to: short-term obligations such as rated commercial paper and variable amount master demand notes; US dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the US government or its agencies or instrumentalities; repurchase agreements (which investments also are subject to their own fees and expenses); and other similar short-term US dollar-denominated obligations which the Sub-Advisor believes are of comparable high quality. Subject to the [Fund’s] [Series’] investment policies and restrictions, the [Fund] [Series] may utilize derivatives instruments, including, but not limited to, futures contracts, options and other types of derivatives, for defensive purposes. However, by taking a temporary defensive position, the [Fund] [Series] may not achieve its investment objective.

The Manager may permit its affiliate, Macquarie Investment Management Global Limited (MIMGL), to execute [Fund] [Series] security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The [Fund’s] [Series’] 80% policy is nonfundamental and may be changed without shareholder approval. [Fund] [Series] shareholders would be given at least 60 days’ notice prior to any change.

For Macquarie Global Listed Real Assets Fund only:

The following information is added to the end of the second to last paragraph under the “Fund Summary – What are the Fund’s principal investment strategies?” section of the Fund’s Prospectus:

In addition, MIMAK and the Manager may seek investment advice and recommendations and implement model portfolio information from Van Eck Associates Corporation (VanEck) for natural resources securities.

The following information is added to the end of the second to last paragraph under the “How we manage the Fund – Our principal investment strategies” section of the Fund’s Prospectus:

In addition, MIMAK and the Manager will seek non-discretionary model portfolio and allocation recommendations from Van Eck Associates Corporation (VanEck) with respect to the Fund’s natural resources sleeve based upon which the Manager will purchase and sell natural resources securities for the Fund.

The following information is added to the end of the list of sub-advisors under the “Who manages the Fund – Sub-Advisors” section of the Fund’s Prospectus:

Van Eck Associates Corp. (VanEck), located at 666 Third Avenue, New York, NY, 10017, serves as a sub-advisor for the Fund. MIMAK and the Manager will seek non-discretionary model portfolio and allocation recommendations from VanEck with respect to the Fund’s natural resources sleeve.

For Macquarie Climate Solutions Fund, Macquarie Natural Resources Fund, Macquarie VIP Energy Series, and Macquarie VIP Natural Resources Series only:

Under the “Who manages the [Funds] [Series] —Portfolio managers” section of each Fund’s Prospectus, the following replaces in its entirety the information for Sam Halpert and Geoffrey King:

Samuel Halpert
Portfolio Manager

Mr. Halpert joined VanEck in October 2025 as Portfolio Manager for a broad suite of natural resource-focused portfolios. Prior to this, Mr. Halpert served as Head of Global Natural Resources Equity at Macquarie Asset Management, a role he assumed in July 2018. Prior to joining Macquarie, Mr. Halpert worked at VanEck as a senior member of the VanEck Global Resources Investment Team for 18 years, specializing in agriculture, coal, paper and forest products, refining, shipping, and steel investments. Earlier work experience included roles at Goldman Sachs and Refco. He earned a Bachelor of Arts in English and American literature from Harvard College.

Geoffrey King, CFA
Portfolio Manager

Mr. King joined VanEck in October 2025 as Portfolio Manager for a broad suite of natural resource-focused portfolios. Prior to this, Mr. King served as Portfolio Manager on the Global Natural Resources Equity Team at Macquarie Asset Management, a role he assumed in July 2018. Prior to joining Macquarie, Mr. King worked at Abraxas Petroleum where he served as Vice President and Chief Financial Officer. Prior to that, Mr. King worked at VanEck and served as a member of the VanEck Global Resources Investment Team for over five years, focused on natural resource commodities and equities. Mr. King earned a Bachelor of Arts in both economics and history from Davidson College, and he holds the Chartered Financial Analyst designation.

For Macquarie Global Listed Real Assets Fund, Macquarie Climate Solutions Fund, Macquarie Natural Resources Fund, Macquarie VIP Energy Series, and Macquarie VIP Natural Resources Series:

The following information is added to the end of the first paragraph under the “Payments to intermediaries” section of each Fund’s Prospectus:

The Distributor may also receive payments from the other service providers affiliated with the [Fund] [Series], including a Sub-Advisor, to offset certain fees the Distributor pays to Financial Intermediaries in order to make the [Fund] [Series] available for purchase on the Financial Intermediaries’ mutual fund network platform(s).

For Macquarie Global Listed Real Assets Fund only:

The following information is added to the end of the “Investment Manager and Other Service Providers – Sub-Advisors” section of the Fund’s SAI with respect to the VanEck sub-advisor disclosure:

In addition, MIMAK and the Manager will seek non-discretionary model portfolio and allocation recommendations from VanEck Associates Corporation (“VanEck”) with respect to the Fund’s natural resources securities sleeve based upon which the Manager will purchase and sell natural resources securities for the Fund.

The foregoing is not a solicitation of any proxy. Please read the proxy statement carefully because it contains important information regarding the proposed new advisory agreement and the transaction. The proxy statement is available for free on the website of the US Securities and Exchange Commission (www.sec.gov).

Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated September 10, 2025.